Exhibit 99.2

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

JUNE 30, 2010

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

UNAUDITED CONDENSED COMBINED BALANCE SHEETS

	June 30,	December 31,
	2010	2009
Assets
Current assets:
Cash and cash equivalents	$423,650	$427,560
Accounts receivable	1,009,763	759,389
Prepaid expenses and other current assets	—	—
Total current assets	1,433,413	1,186,949
Property and equipment, net	65,094	88,474
Other long-term assets	6,000	6,000
Total assets	$1,504,507	$1,281,423
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$535,216	$335,315
Accrued expenses	16,319	41,689
Deferred rent, current	27,755	18,076
Short term debt	100,000	100,000
Total current liabilities	679,290	495,080

Long-term liabilities:
Deferred rent, noncurrent	—	24,225
Loans payable to stockholders	16,841	16,841
Total long-term liabilities	16,841	41,066

Total liabilities	696,131	536,146

Commitments and contingencies (Note 4)	—	—

Stockholders’ equity:
Common stock, $1.00 par value; 2,000 shares authorized; 1,200 shares issued and outstanding at June 30, 2010 and December 31, 2009	1,200	1,200
Retained earnings	807,176	744,077
Total stockholders’ equity	808,376	745,277
Total liabilities and stockholders’ equity	$1,504,507	$1,281,423

The accompanying notes are an integral part of these condensed combined financial statements.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

UNAUDITED CONDENSED COMBINED STATEMENTS OF INCOME

	Six Months Ended June 30,
	2010	2009

Revenues	$5,194,598	$5,919,515
Cost of revenues	3,970,497	4,417,369
	1,224,101	1,502,146

Operating expenses:
Sales and marketing	539,884	580,866
General and administrative	109,221	89,796
	649,105	670,662

Income from operations	574,996	831,484

Other expense	(1,896)	(2,437)

Net income	$573,100	$829,047

The accompanying notes are an integral part of these condensed combined financial statements.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

UNAUDITED CONDENSED COMBINED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
	2010	2009
Operating Activities:
Net income	$573,100	$829,047
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,380	24,925
Changes in assets and liabilities:
Accounts receivable	(250,375)	(85,674)
Prepaid expenses and other assets	—	(3,882)
Accounts payable and accrued expenses	174,531	33,989
Deferred rent	(14,546)	(13,835)
Net cash provided by operating activities	506,090	784,570
Investing Activities:
Purchases of property and equipment	—	(8,971)
Net cash used in investing activities	—	(8,971)
Financing Activities:
Proceeds from borrowings on line of credit	—	75,000
Distributions	(510,000)	(669,841)
Net cash used in financing activities	(510,000)	(594,841)
Net increase (decrease) in cash	(3,910)	180,758
Cash and cash equivalents, at the beginning of period	427,560	108,743
Cash and cash equivalents, end of period	$423,650	$289,501

Supplemental disclosure of cash flow information
Cash provided for interest	$1,896	$2,437

The accompanying notes are an integral part of these condensed combined financial statements.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2010

NOTE 1 – Basis of Presentation

Autotropolis, Inc. and Cyber Ventures, Inc. are privately-held Florida corporations (collectively, the “Company”).  The stockholders of each of these corporations have elected the S corporation status under the provisions of the federal and state tax code. Prior to the acquisition (see Note 7), the two corporations operated under common ownership in Tampa, Florida and shared operating staff and other administrative and operational resources.  Cyber Ventures, Inc., through proprietary content, generates and sell in-market consumer automotive purchase requests.  Autotropolis, Inc., through its Autotropolis.com website, provides new car purchase requests and related digital products directly to automotive dealers.

The Cyber Ventures, Inc. was incorporated in Florida in 2003 and Autotropolis, Inc. was incorporated in Florida in 2006. The principal corporate offices are located in Tampa, Florida.

Basis of Presentation

The combined condensed financial statements include the accounts of Cyber Ventures, Inc. and Autotropolis, Inc.

The Company has made its disclosures in accordance with accounting principles generally accepted in the United States as they apply to interim reporting, but condensed or omitted certain information and disclosures normally included in notes to combined financial statements.  The unaudited condensed combined financial statements should be read in conjunction with the combined financial statements and the notes thereto for the year ended December 31, 2009.

In the opinion of the Company’s management, the accompanying unaudited condensed combined financial statements contain all adjustments (consisting of normal recurring adjustments) to fairly present the Company’s condensed combined financial position as of June 30, 2010 and 2009, and the condensed combined statements of income and cash flows for the six months ended June 30, 2010 and 2009, as applicable.  The statement of income and cash flows for the periods ended June 30, 2010 and 2009 are not necessarily indicative of the results of operations or cash flows expected for the year or any other period.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2010

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

On an ongoing basis, management evaluates its estimates, including those related to (i) the collectability of customer accounts; (ii) useful lives of tangible assets; and (iii) the recognition and disclosure of contingent liabilities.  These estimates are based on historical data and experience, as well as various other factors that management believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources.  Such estimates often require the selection of appropriate valuation methodologies and models, and significant judgment and assumptions.  Actual results may differ from those estimated under different assumptions or circumstances.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of 90 days or less at the date of purchase to be cash equivalents. Cash and cash equivalents represent amounts held by the Company for use by the Company, and are recorded at cost which approximates fair value.

Concentrations of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, are primarily cash and cash equivalents and accounts receivable.  The Company maintains its cash balances in the form of bank demand deposits and money market accounts with financial institutions that management believes are creditworthy.  The Company may be exposed to credit risk.  The Company has not established an allowance for uncollectible accounts as historically their receivables have been 100% collectible.

Concentration of Customers

The following customers account for more than 10% of revenue for the six months ended June 30, 2010 and 2009 and 10% of accounts receivable (billed and unbilled) at June 30, 2010 and December 31, 2009:

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2010

	Six Months Ended June 30,
	2010	2009
Revenue:
Customer A	46%	36%
Customer B	31%	32%
Customer C	14%	17%

	As of	As of
	June 30, 2010	December 31, 2009
Accounts receivable:
Customer A	45%	37%
Customer D	10%	2%

Accounts Receivable

Credit is extended to customers based on an evaluation of the customer’s financial condition, and when credit is extended, collateral is generally not required. Interest is not normally charged on receivables.

Contingencies and Litigation

From time to time the Company may be subject to proceedings, lawsuits and other claims.  The Company assesses the likelihood of any adverse judgments or outcomes of these matters as well as potential ranges of probable losses. The Company records a loss contingency when an unfavorable outcome is probable and the amount of the loss can be reasonably estimated. The amount of allowances required, if any, for these contingencies is determined after analysis of each individual case. The amount of allowances may change in the future if there are new material developments in each matter. At June 30, 2010 and December 31, 2009, the Company did not record any allowances for contingencies. Gain contingencies are not recorded until all elements necessary to realize the revenue are present. Any legal fees incurred in connection with a contingency are expensed as incurred.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is provided using the straight-line method over the estimated useful lives of the respective assets, generally three years. Amortization of leasehold improvements is provided using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements. Repair and maintenance costs are charged to operating expenses as incurred. Gains or losses resulting from the retirement or sale of property and equipment are recorded as operating income or expenses, respectively.

Impairment of Long-Lived Assets

The Company reviews its long-lived assets, primarily consisting of property and equipment, for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable.  Recoverability of these assets is determined by

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2010

comparing the forecasted undiscounted cash flows attributable to such assets including any cash flows upon their eventual disposition, to their carrying value.  If the carrying value of the assets exceeds the forecasted undiscounted cash flows, then the assets are written down to their fair value.  As of June 30, 2010 and December 31, 2009, there have no such impairments.

Fair Value of Financial Instruments

In 2009, the Company adopted Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures, which defines fair value, established guidelines for measuring fair value and expands disclosures regarding fair value measurements.  The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and long-term debt.

The fair value of cash and cash equivalents is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Company believes that the recorded values of all of the other financial instruments approximate their current fair values because of their nature and respective maturity dates, durations or the variable rates of interest provided for in the credit facility.

Operating Leases

The Company leases office space, under an operating lease agreement which expires on February 4, 2011, with an option to renew on expiration of the original lease terms. The lease term begins on the date of initial possession of the leased property for purposes of recognizing rent expense on a straight-line basis over the term of the lease. Lease renewal periods are considered on a lease-by-lease basis and are generally not included in the initial lease term.

Revenue Recognition

Lead fees consist of vehicle buying purchase request fees for new and used vehicles, and finance request fees (“Leads”).  Fees paid by customers participating in the Company’s Lead programs are comprised of monthly transaction and/or subscription fees.

The Company recognizes revenues when evidence of an arrangement exists, pricing is fixed and determinable, collection is reasonably assured, and delivery or performance of service has occurred. Lead fees are generally recognized as revenue in the period the service is provided.

The Company records reductions to revenue for estimated adjustments for services that do not meet the customer requirements in the same period that the related revenue is recorded.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2010

Cost of Sales

Cost of sales consists primarily of online advertising, website content expenses and maintenance costs.  These costs are expensed in the period incurred.

Business Segment

The Company conducts its business within the United States and within one business segment which is defined as providing automotive and marketing services.

Advertising Costs and Concentration of Vendors

Advertising costs, which are included in the cost of sales primarily includes online advertising fees paid to the three top tier Web search advertising companies (Google, Yahoo, and MSN).  Online advertising was $3,776,029 and $4,131,094 for the six month period ended June 30, 2010 and 2009, respectively.

Income Taxes

The Company’s stockholders elected S corporation status under the provisions of the federal and California tax code.  Under federal laws, taxes based on income of S corporations are payable individually by the corporation’s stockholders.  Accordingly, no provision for federal income taxes has been provided in the accompanying consolidated financial statements.  The California franchise tax is included in selling, marketing, general and administrative expense.

Comprehensive Loss

The Company has not had any transactions or other economic events that qualify as a component of comprehensive loss.

Subsequent Events

The Company evaluated subsequent events through the date and time its financial statements were issued.  Notes 1 through 6 of the Notes to Combined Financial Statements incorporate disclosures of significant subsequent events that have occurred after June 30, 2010 through the date of issuance of November 12, 2010.

Recently Adopted Accounting Pronouncements

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2010

In June 2009, the Financial Accounting Standard Board (“FASB”) issued the Generally Accepted Accounting Principles Topic of the FASB Accounting Standards Codification (“Codification”).  The Generally Accepted Accounting Principles Topic of the Codification is the single source of U.S. GAAP in the preparation of financial statements, except for rules and interpretive releases of the SEC under authority of federal securities laws, which are sources of authoritative guidance for SEC registrants. The Codification was not meant to create new accounting and reporting guidance, but rather to simplify user access to all authoritative accounting guidance by reorganizing U.S. GAAP pronouncements into accounting topics within a consistent organizational structure. The Codification supersedes all existing non-SEC accounting and reporting standards and is effective for financial statements issued for interim and annual periods ending after September 15, 2009.

The FASB no longer issues new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts; instead, it issues Accounting Standards Updates (“ASU’s”). The FASB will not consider ASU’s as authoritative in their own right; rather these updates will serve only to update the Codification, provide background information about the guidance, and provide the bases for conclusions on the change(s) in the Codification. In the description that follows, reference to the Codification Topics and Subtopics are provided, as appropriate.

ASC 820 “Fair Value Measurements and Disclosures.”  In September 2006, the FASB established a framework for measuring fair value and expanded the disclosures of fair value measurements.  This new guidance is effective for financial statements issued for periods beginning after November 15, 2007. In February 2008, the FASB deferred the effective date of the new guidance for non-financial assets and liabilities that are not recorded at fair value on a recurring basis until periods beginning after November 15, 2008.  The Company adopted the non-deferred portion of this guidance on January 1, 2008 and adopted the previously deferred portion of this guidance on January 1, 2009 and it did not have an impact on the Company’s combined financial statements.

ASC 805 “Business Combinations.” In December 2007, the FASB established principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non- controlling interest in the acquiree. The new requirements also provide guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of financial statements to evaluate the nature and financial effects of the business combination.  The new guidance is effective for business combinations occurring after December 31, 2008. The adoption of this new guidance did not have any effect on the Company’s combined financial statements.

In May 2009, the FASB issued ASC 855, Subsequent Events (ASC 855), which establishes general standards of accounting for and disclosure of events that occur after the balance sheet

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2010

date but before the financial statements are issued or are available to be issued. ASC 855 applies prospectively to both interim and annual financial periods ending after June 15, 2009.  The Company’s adoption of ASC 855 in the year ended December 31, 2009 did not have an impact on the Company’s financial statements.

NOTE 2 – Property and Equipment

Property and equipment consists of the following:

	June 30,	December 31,
	2010	2009

Furniture and fixtures	$55,838	$55,838
Computer equipment and software	67,931	67,931
Leasehold improvements	70,213	70,213
Less accumulated depreciation	(128,888)	(105,508)
	$65,094	$88,474

Depreciation expense for the six months ended June 30, 2010 and 2009 was $23,380 and $24,925, respectively.

NOTE 3 – Short-Term Debt

The Company has a line of credit with Bank of America, expiring on July 31, 2010, that provides for borrowings up to $100,000.  Borrowings bear interest at Prime plus 0.50% (3.75% at June 30, 2010 and 2009).  At June 30, 2010 and at December 31, 2009, the Company had outstanding borrowings of $100,000. For the six months ending June 30, 2010 and 2009, interest expense was $1,896 and $2,437, respectively. Subsequently, on September 17, 2010, this line of credit was paid in full and retired.

NOTE 4 – Commitments and Contingencies

Operating Leases

The Company leases its office facilities under a noncancelable operating lease. The terms of the Company’s corporate office facility lease provide for rental increases on a graduated scale. The Company recognizes rent expense on a straight-line basis over the lease period. Accordingly, rent expense recognized in excess of paid rent is reflected as deferred rent. For the six months ended June 30, 2010 and 2009, rent expense was $25,455 and $24,863, respectively.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2010

Litigation

From time to time, the Company may be involved in other routine litigation arising in the ordinary course of business. While the results of such litigation cannot be predicted with certainty, the Company does not believe the outcome of such matters will have a material adverse effect on its financial position, results of operations or cash flows.

NOTE 5 - Shareholder Distributions

From time to time, the Company makes periodic distributions to its two stockholders on a discretionary basis. Cash distributions to stockholders for the six months ended June 30, 2010 and 2009 were $510,000 and $669,841, respectively.

NOTE 6 – Related Party Transactions

During 2003 the Company’s two stockholders, William Ferriolo and Ian Bentley each loaned the Company $8,421 for a total of $16,841, which is included on the Condensed Combined Balance Sheets as Loans payable to stockholders.   There is no interest payable on these loans and repayment terms have not been established by the Company.  As of June 30, 2010, and December 31, 2009, the loan balance was $16,841.

NOTE 7 – Acquisition

On September 16, 2010 (“Closing Date”), Autobytel Inc., a Delaware corporation, (“Autobytel”) acquired substantially all of the assets of the Company.  This agreement became effective on September 17, 2010.

The acquisition was effected through an Asset Purchase Agreement dated the Closing Date among Autobytel, Autobytel Acquisition Subsidiary, Inc., the Company and the stockholders of the Company.  The aggregate purchase price was $15,000,000, which includes post-closing cash payments of up to $1,000,000, contingent on the achievement of target operating goals of the  Company over a 12 quarter period commencing with the quarter ending December 31, 2010, and ending with the quarter ending September 30, 2013.  At closing, Autobytel paid a portion of the purchase price with a combination of $9,000,000 in cash on hand, $5,000,000 in convertible subordinated debt, and a warrant to purchase 2,000,000 shares of Autobytel’s common stock.  The stockholders of the Company became employees of Autobytel upon closing.

CYBER VENTURES, INC. AND AUTOTROPOLIS, INC.

NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2010

Prior to the acquisition, Autobytel was a customer of Cyber Ventures, Inc. and Cyber Ventures, Inc. recorded revenue of $719,954 and $1,001,211 for the six months ended June 30, 2010 and 2009, respectively, related to sales to Autobytel. As of June 30, 2010 and December 31, 2009, the outstanding accounts receivable balance from Autobytel was $105,645 and $15,327, respectively.